ACQUISITIONS	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ACQUISITIONS	ACQUISITIONS
(a)Acquisition of Alacer
On September 16, 2020, the Company acquired all of the issued and outstanding common shares of Alacer (note 1(a)). The Company determined that the transaction represented a business combination under IFRS 3, with SSR Mining identified as the acquiror. Based upon the September 15, 2020 closing share price of the Company's common shares, the total purchase price consideration of the acquisition was $2.2 billion. Transaction and integration costs incurred by the Company of $20.8 million, which included $11.0 million for severance and termination payments to executives, were recognized in the consolidated statements of income for the year ended December 31, 2020.

The acquisition date fair value of the consideration transferred consists of the following:

Purchase Price
Share consideration (1)	$2,127,284
RSU, PSU and DSU consideration (2)	52,363
Total consideration	$2,179,647
(1)The fair vale of 95,699,911 common shares issued to Alacer shareholders was determined using SSR Mining's common share price of C$29.31 ($22.22) per share on September 15, 2020.
(2)The fair value of 3,570,261 RSU, 3,463,023 PSU and 1,158,071 DSU consideration units issued was determined using the Alacer share price of C$9.51 ($7.21) on September 15, 2020, adjusted for the Exchange Ratio. Of the amount relating to the RSU, PSU and DSU consideration, $15.4 million was recognized in equity and $23.8 million and $13.2 million were recognized in accrued liabilities and other non-current liabilities, respectively.
The table below presents the fair values of the assets acquired and liabilities assumed at the date of acquisition.

Cash and cash equivalents	$270,445
Trade and other receivables	17,218
Inventories - current	224,992
Other assets - current	6,039
Mineral properties, plant and equipment	2,789,832
Inventories - non-current	124,775
Restricted cash	32,943
Investments in joint ventures	9,148
Other assets - non-current	9,575
Total identifiable assets acquired	3,484,967

Accounts payable and accrued liabilities	(71,861)
Current portion of debt	(70,000)
Debt	(175,000)
Reclamation and closure cost provision - non-current	(26,154)
Lease liabilities - non-current	(114,820)
Deferred income tax liabilities (1)	(337,752)
Other non-current liabilities	(3,081)
Non-controlling interest (2)	(506,652)
Total identifiable liabilities assumed	(1,305,320)
Total identifiable net assets	$2,179,647

(1)Deferred income tax liabilities is net of a deferred income tax asset of $182.9 million relating to investment incentive tax credits at Çöpler and includes a deferred income tax liability of $29.2 million for withholding tax on distributable earnings of the Turkish entities.
(2)Non-controlling interest is measured based on the relative ownership percentage multiplied by the fair value of Anagold's net assets included above.
4.ACQUISITIONS (continued)

In accordance with the acquisition method of accounting, the consideration transferred has been allocated to the underlying assets acquired and liabilities assumed, based upon their estimated fair values as at the date of acquisition. The fair values of inventories were determined based on an NRV approach, whereby the future estimated cash flows from sales of payable metal produced are adjusted for costs to complete. The fair values of mineral properties have been estimated using discounted cash flow models and the fair values of plant and equipment have been estimated using a depreciated replacement cost approach. An in-situ approach was used to estimate the fair values of certain exploration assets with reference to a public company comparables analysis. Expected future cash flows are based on estimates of future metal prices, production based on current estimates of Mineral Reserves and recoverable Mineral Resources, future operating costs and capital expenditures, and discount rates. The valuation of net deferred tax liabilities includes an amount recognized for deferred tax assets relating to investment incentive tax credits for which the Company has determined it is probable that the qualifying expenditures will be accepted as eligible expenditures and that taxable profits will be available to be utilized.

Consolidated revenue for the year ended December 31, 2020 includes revenue from the assets acquired in the acquisition of Alacer of $205.5 million. Consolidated net income for the year ended December 31, 2020 includes net income before tax from Alacer of $43.4 million.

Had the transaction occurred on January 1, 2020, pro-forma unaudited consolidated revenue for the year ended December 31, 2020 would have been approximately $1.2 billion and net income before tax would have been $208.9 million.

(b)Acquisition of non-controlling interest in Puna

On September 18, 2019, the Company acquired the remaining 25% interest in Puna from Golden Arrow Resources Corporation ("Golden Arrow") for aggregate consideration of $32.4 million, consisting of $2.3 million of cash, the extinguishment of the loan to Golden Arrow and related interest of $11.4 million, the issuance of $18.2 million of the Company's common shares, and the transfer of shares in Golden Arrow held by the Company, with a fair value of $0.5 million, for cancellation.

As the acquisition did not result in a change of control, the acquisition was accounted for as an equity transaction whereby the carrying amount of the non-controlling interest of $33.9 million in Puna prior to the acquisition was adjusted to nil in the consolidated statements of financial position. Further, the difference of $1.6 million between the carrying amount of the non-controlling interest in Puna at the time of acquisition and the fair value of the consideration paid to Golden Arrow of $32.4 million was recognized in equity. In addition, transaction costs incurred in connection with the transaction of $0.2 million were recognized as a reduction of equity.